PROMISSORY NOTE

De Queen Healthcare Hospital

Note: $800,000.00 Effective Date: January 7, 2019

For value received, under the Business Development Agreement [related to the delivery of an executed Management and Administrative Services Agreement for De Queen Healthcare Hospital LLC (DQH)] that has been duly executed between iHealthcare Management Company and the Managing Partner of DQH, the undersigned iHealthcare Management Company, a Florida Corporation (the "Borrower"), at 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, promises to pay Empower Capital Group, LLLP at the direction of Jorge A. Perez and Ricardo J. Perez (the "Lender"), at 201 Alhambra Circle, Suite 702, Coral Gables, FL 33134(or at such other place as the Lender may designate in writing), the sum of Eight Hundred Thousand Dollars $800,000.00 with interest from January 7, 2019, on the unpaid principal at the rate of 4% per annum.

I. TERMS OF REPAYMENT

A. Payments

The unpaid principal and accrued interest shall be payable in annual installments of $80,000.00 plus 4% interest on the unpaid balance beginning on January 7, 2020, and continuing annually until January 6, 2030, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full.

B. Application of Payments

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

C. Offsets:

Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

a) Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

pg. 1  iHealthcare Promissory Note / Empower Capital Group, LLLP

b) Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

Lender Participation: Any claims sought under this provision shall be vigorously contested with the full involvement and participation of the Lender, including access to documents, participation in meetings and conference calls and final settlement discussions. Lender will pay their own expenses, if any, incurred by the Seller in this process.

II. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty. And such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

This Promissory Note and/or interest may further be prepaid without penalty, in full or in part, in cash or common stock of iHealthcare, Inc. at the option of iHealthcare.

III. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

 IV. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest when due;

2) the liquidation, dissolution, incompetency or death of the Borrower;

pg. 2  iHealthcare Promissory Note / Empower Capital Group, LLLP

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application or the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower's creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

8) the sale of a material portion of the business or assets of the Borrower.

In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

In the event of failure to cure the default after the 45-day period and remedies specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

 V. SEWERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

VI. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States.

This note may not be amended without the written approval of the holder.

VII. GOVERNING LAW AND DISPUTE RESOLTUION

This Note shall me governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE AKL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INS. ("JAMS"); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY. Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court. Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator's award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are  not measured by the prevailing party's actual damages, except as may be required by statute; and (d) to issue an award in writing

pg. 3  iHealthcare Promissory Note / Empower Capital Group, LLLP

within ten (10) days of concluding the presentation of evidence and briefs. Judgment may be entered in any cvurt having jurisdiction thereof. The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney's fees.

VIII. SIGNATURES

This Note shall be signed by Noel Mijares, on behalf of iHealthcare Management Company and Jorge A. Perez, on behalf of Empower Capital Group, LLLP.

[SIGNATURE PAGE FOLLOWS]

pg. 4  iHealthcare Promissory Note / Empower Capital Group, LLLP

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Signed this 7th day of January 2019, at Miami, Florida.

Borrower:

iHealthcare Management Company

By:/s/Noel Mijares

Noel Mijares, CEO

Lender:

Empower Capital Group, LLLP on behalf of Jorge A. Perez and Ricardo J. Perez.

By:/s/ Jorge A. Perez

Jorge A. Perez, Managing Partner, Empower Capital Group, LLLP

pg. 5  iHealthcare Promissory Note / Empower Capital Group, LLLP

PROMISSORY NOTE

Fulton Medical Center

Note: $950,000.00 Effective Date: January 7, 2019

For value received, under the Business Development Agreement [related to the delivery of an executed Management and Administrative Services Agreement for Fulton Medical Center LLC (FMC)] that has been duly executed between iHealthcare Management Company and the Managing Partner of FMC, the undersigned iHealthcare Management Company, a Florida Corporation (the "Borrower"), at 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, promises to pay Empower Capital Group, LLLP at the direction of Jorge A. Perez and Ricardo J. Perez (the "Lender"), at 201 Alhambra Circle, Suite 702, Coral Gables, FL 33134(or at such other place as the Lender may designate in writing), the sum of Nine Hundred Fifty Thousand Dollars $950,000.00 with interest from January 7, 2019, on the unpaid principal at the rate of 4% per annum.

I. TERMS OF REPAYMENT

A. Payments

The unpaid principal and accrued interest shall be payable in annual installments of $95,000.00 plus 4% interest on the unpaid balance beginning on January 7, 2020, and continuing annually until January 6, 2030, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full.

B. Application of Payments

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

C. Offsets:

Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

pg. 1  iHealthcare Promissory Note / Empower Capital Group, LLLP

a) Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

Lender Participation: Any claims sought under this provision shall be vigorously contested with the full involvement and participation of the Lender, including access to documents, participation in meetings and conference calls and final settlement discussions. Lender will pay their own expenses, if any, incurred by the Seller in this process.

II. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty. Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

This Promissory Note and/or interest may further be prepaid without penalty, in full or in part, in cash or common stock of iHealthcare, Inc. at the option of iHealthcare.

III. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

 IV. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest when due;

pg. 2  iHealthcare Promissory Note / Empower Capital Group, LLLP

2) the liquidation, dissolution, incompetency or death of the Borrower;

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application for the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower's creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

8) the sale of a material portion of the business or assets of the Borrower.

In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

In the event of failure to cure the default after the 45-day period and remedies specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

 V. SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

VI. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States.

This note may not be amended without the written approval of the holder.

VII. GOVERNING LAW AND DISPUTE RESOLTUION

This Note shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("JAMS"); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY. Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court. Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator's award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate (but it may be extended by written agreement of the parties); (b) to base any decision or award on

pg. 3  iHealthcare Promissory Note / Empower Capital Group, LLLP

governing law; (c) to not award punitive or other damages that are  not measured by the prevailing party's actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs. Judgment may be entered in any court having jurisdiction thereof. The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney's fees.

VIII. SIGNATURES

This Note shall be signed by Noel Mijares, on behalf of iHealthcare Management Company and Jorge A. Perez, on behalf of Empower Capital Group, LLLP.

[SIGNATURE PAGE FOLLOWS]

pg. 4  iHealthcare Promissory Note / Empower Capital Group, LLLP

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Signed this 7th day of Janaury, 2019, at Miami, Florida.

Borrower:

iHealthcare Management Company

By:/s/Noel Mijares

Noel Mijares, CEO

Lender:

Empower Capital Group, LLLP on behalf of Jorge A. Perez and Ricardo J. Perez.

By:/s/ Jorge A. Perez

Jorge A. Perez, Managing Partner, Empower Capital Group, LLLP

pg. 5  iHealthcare Promissory Note / Empower Capital Group, LLLP

PROMISSORY NOTE

Regional General Hospital

Note: $780,000.00 Effective Date: January 7, 2019

For value received, under the Business Development Agreement [related to the delivery of an executed Management and Administrative Services Agreement for Regional Health Partners, LLC D/B/A Regional General Hospital (RGH)] that has been duly executed between iHealthcare Management Company and the Managing Partner of RGH, the undersigned iHealthcare Management Company, a Florida Corporation (the "Borrower"), at 3901 NW 28th Street, 2nd Floor, Miami, Florida 33142, promises to pay Empower Capital Group, LLLP at the direction of Jorge A. Perez and Ricardo J. Perez (the "Lender"), at 201 Alhambra Circle, Suite 702, Coral Gables, FL 33134(or at such other place as the Lender may designate in writing), the sum of Seven Hundred  Eighty Thousand Dollars $780,000.00 with interest from January 7, 2019, on the unpaid principal at the rate of 4% per annum.

I. TERMS OF REPAYMENT

A. Payments

The unpaid principal and accrued interest shall be payable in annual installments of $78,000.00 plus 4% interest on the unpaid balance beginning on January 7, 2020, and continuing annually until Janaury 6, 2030, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full.

B. Application of Payments

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

C. Offsets:

Offsets: This Agreement is based on the premise that the Hospital Management and Administrative Services Agreements will be in effect for 10 full years which enables iHealthcare to fund the payments for the Promissory Note during this term. Therefore, there may be a pro rata offset to the balance of the Promissory Note if one or more of the following occur during the ten-year term:

pg. 1  iHealthcare Promissory Note / Empower Capital Group, LLLP

a)Any early cancellation or termination of the contract that is not as a result of breach of contract by iHealthcare.

b)Failure to enforce the tagalong provision of the contract.

c)A Hospital ownership action to close the hospital.

d)Loss or suspension of Hospital License or Medicare Provider status relating to events occurring prior to closing.

e)In the event that the hospital closes or is placed in receivership, files for bankruptcy, becomes insolvent or is assigned to creditors, the portion of the Success Fee listed in the Business Development Agreement shall be adjusted accordingly and the remaining portion of this Promissory Note shall be adjusted to reflect the change in event and the balance due shall be reduced to reflect that portion for the remaining term of the note.

f)Any Offset is subject to arbitration and other remedies as specified in the Hospital Management and Administrative Services Agreement.

g)Liabilities incurred prior to closing.

Lender Participation: Any claims sought under this provision shall be vigorously contested with the full involvement and participation of the Lender, including access to documents, participation in meetings and conference calls and final settlement discussions. Lender will pay their own expenses, if any, incurred by the Seller in this process.

II. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty. Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

This Promissory Note and/or interest may further be prepaid without penalty, in full or in part, in cash or common stock of iHealthcare, Inc. at the option of iHealthcare.

III. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

 IV. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest when due;

pg. 2  iHealthcare Promissory Note / Empower Capital Group, LLLP

2) the liquidation, dissolution, incompetency or death of the Borrower;

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application for the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower's creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

8) the sale of a material portion of the business or assets of the Borrower.

In the event of a default, iHealthcare shall be granted 45 days to cure, as stipulated in the Management and Administrative Services Agreement.

In the event of failure to cure the default after the 45-day period and remedies specified in the Management and Administrative Services Agreement, the management agreement shall be surrendered to the Lender as security.

 V. SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

VI. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States.

This note may not be amended without the written approval of the holder.

VII. GOVERNING LAW AND DISPUTE RESOLTUION

This Note shall be governed by and interpreted in accordance with the laws of the State of Florida. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("JAMS"); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY. Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court. Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator's award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate (but it may be extended by written agreement of the parties); (b) to base any decision or award on

pg. 3  iHealthcare Promissory Note / Empower Capital Group, LLLP

governing law; (c) to not award punitive or other damages that are  not measured by the prevailing party's actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs. Judgment may be entered in any court having jurisdiction thereof. The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney's fees.

VIII. SIGNATURES

This Note shall be signed by Noel Mijares, on behalf of iHealthcare Management Company and Jorge A. Perez, on behalf of Empower Capital Group, LLLP.

[SIGNATURE PAGE FOLLOWS]

pg. 4  iHealthcare Promissory Note / Empower Capital Group, LLLP

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Signed this 7th day of January 2019, at Miami, Florida.

Borrower:

iHealthcare Management Company

By:/s/Noel Mijares

Noel Mijares, CEO

Lender:

Empower Capital Group, LLLP on behalf of Jorge A. Perez and Ricardo J. Perez.

By:/s/ Jorge A. Perez

Jorge A. Perez, Managing Partner, Empower Capital Group, LLLP

pg. 5  iHealthcare Promissory Note / Empower Capital Group, LLLP